Exhibit 10.l

QUEST DIAGNOSTICS INCORPORATED
(a Delaware corporation)

$375,000,000 6.40% Senior Notes Due 2017
$425,000,000 6.95% Senior Notes Due 2037

UNDERWRITING AGREEMENT

Dated: June 19, 2007

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(j)	Additional Documents	20
(k)	Termination of Agreement	20

SECTION 6.	Covenants of Underwriters	20

SECTION 7.	Indemnification	20

(a)	Indemnification of the Underwriters	20
(b)	Indemnification of Company and Guarantors, Directors and Officers	21
(c)	Actions against Parties; Notification	21
(d)	Settlement without Consent if Failure to Reimburse	22

SECTION 8.	Contribution	22

SECTION 9.	Representations, Warranties and Agreements to Survive Delivery	23

SECTION 10.	Termination of Agreement	24

(a)	Termination; General	24
(b)	Liabilities	24

SECTION 11.	Default by One or More of the Underwriters	24

SECTION 12.	Default by the Company and the Guarantors	25

SECTION 13.	Notices	25

SECTION 14.	Parties	25

SECTION 15.	Governing Law and Time	26

SECTION 16.	Effect of Headings	26

SECTION 17.	Partial Unenforceability	26

SECTION 18.	No Advisory or Fiduciary Responsibility	26

SECTION 19.	General Provisions	26

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Schedule A	-	Underwriters

Schedule B	-	Time of Sale Prospectus

Schedule C	-	Final Term Sheet

Schedule D	-	Guarantors

Schedule E	-	Subsidiaries

Exhibit A	-	Form of Opinion of Shearman & Sterling

Exhibit B	-	Form of Opinion of Vice President and Assistant General Counsel of the
Company

- iii -

QUEST DIAGNOSTICS INCORPORATED
(a Delaware corporation)

$425,000,000 6.95% Senior Notes Due 2037
$425,000,000 6.95% Senior Notes Due 2037

UNDERWRITING AGREEMENT

June 19, 2007

MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
  as Representatives of the several Underwriters
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

          Quest Diagnostics Incorporated, a Delaware corporation (the “Company”), and each of the Guarantors listed on Schedule D hereto (the “Guarantors”), confirm their respective agreements with Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC (“Banc of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and together with Morgan Stanley and Banc of America, the “Joint Book-Running Managers”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any Underwriter substituted as hereinafter provided in Section 11 hereof), for whom Morgan Stanley, Banc of America Securities LLC and Merrill Lynch are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in said Schedule C of $375,000,000 aggregate principal amount of the Company’s 6.40% Senior Notes due 2017 and $425,000,000 aggregate principal amount of the Company’s 6.95% Senior Notes due 2037 (collectively, the “Notes”) and (ii) the issue and sale by the Guarantors and the purchase by the Underwriters, acting severally and not jointly, of the senior guarantees (the “Guarantees”) of the Company’s obligations under the Notes. The Notes and the Guarantees are to be issued pursuant to an indenture dated as of June 27, 2001 (the “Base Indenture”) among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), as supplemented by a first supplemental indenture, dated as of June 27, 2001, among the Company, as issuer, the Initial Subsidiary Guarantors party thereto as guarantors, and the Trustee, as further supplemented by a second supplemental indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors party thereto and the Trustee, as further supplemented by a third supplemental indenture, dated as of

April 4, 2002, among the Company, the additional Subsidiary Guarantors party thereto and the Trustee, as further supplemented by a fourth supplemental indenture, dated as of March 19, 2003, among the Company, the additional Subsidiary Guarantors party thereto and the Trustee, as further supplemented by a fifth supplemental indenture, dated as of April 16, 2004, among the Company, the additional Subsidiary Guarantor party thereto and the Trustee, as further supplemented by a sixth supplemental indenture, dated as of October 31, 2005, among the Company, the Subsidiary Guarantor party thereto and the Trustee, as further supplemented by a seventh supplemental indenture, dated as of November 31, 2005, among the Company, the Subsidiary Guarantor party thereto and the Trustee, as further supplemented by a eighth supplemental indenture, dated as of July 31, 2006, among the Company, the Subsidiary Guarantor party thereto and the Trustee, as further supplemented by a ninth supplemental indenture, dated as of September 30, 2006, among the Company, the Subsidiary Guarantor party thereto and the Trustee, and to be further supplemented by a tenth supplemental indenture dated June 22, 2007 (the “Tenth Supplemental Indenture”; the Base Indenture together with all such supplements, the “Indenture”) among the Company, the Subsidiary Guarantors party thereto and the Trustee. The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Time (as defined in Section 2 hereof)(the “DTC Agreement”), among the Company, the Guarantors, the Trustee and the Depositary.

          The payment of principal of, premium and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by each Guarantor, pursuant to their “Guarantees”. The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”.

          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (the file number of which is 333-143867) on Form S-3, relating to securities (the “Shelf Securities”), including the Securities, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “1933 Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated June 19, 2007 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the 1933 Act) is hereinafter referred to as the “Basic Prospectus”. The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the 1933 Act) is hereinafter referred to as the “Prospectus”, and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the 1933 Act, “Time of Sale Prospectus” means the preliminary prospectus identified in Schedule B hereto together with the free writing prospectuses, if any, each identified in Schedule B hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the 1933 Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “preliminary prospectus”, “Time of Sale

Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement”, “amendment”, and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), that are deemed to be incorporated by reference therein.

          All references in this Agreement to financial statements and schedules and other information which is “contained”, “included”, “stated” or “described” in the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus, as the case may be.

          SECTION 1. Representations and Warranties.

          (a) Representations and Warranties by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof (unless otherwise specified), and agree with each Underwriter, as follows:

          (i) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company is a well-known seasoned issuer (as defined in Rule 405 under the 1933 Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

          (ii) (a) The Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (c) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder, (d) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Time, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (e) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (f) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information furnished to the Company and the Guarantors in writing by any Underwriter through the Representatives expressly for use therein.

          (iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Time of Sale Prospectus or the Prospectus at its date and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iv) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the 1933 Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the 1933 Act has been, or will be, filed with the Commission in accordance with the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the 1933 Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule B hereto, and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus. Any issuer free writing prospectus as defined in Rule 433(h) under the 1933 Act, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Prospectus or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

          (v) Independent Accountants. PriceWaterhouseCoopers LLP and Ernst & Young LLP, which certified the audited financial statements incorporated by reference in the Time of Sale Prospectus and the Prospectus, are independent public accountants, with respect to the Company or AmeriPath, Inc. (“AmeriPath”), as the case may be, in any case, as required by the 1933 Act, the rules and regulations of the Commission under the 1933 Act, the 1934 Act and the 1934 Act Regulations.

          (vi) Financial Statements of the Company. The financial statements of the Company included or incorporated by reference in the Time of Sale Prospectus and the Prospectus, together with the related schedule and notes, present fairly (A) the financial position of the Company and its Subsidiaries (as defined below) on a consolidated basis at the dates indicated and (B) the statements of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries on a consolidated basis for the periods specified. Such financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules relating to the Company, if any, included in the Time of Sale Prospectus and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information of the Company included in the Time of Sale Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company included in the Time of Sale Prospectus and the Prospectus. The as adjusted information of the Company included or incorporated by reference in the Time of Sale Prospectus and the Prospectus present fairly the information shown therein, and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. There are no historical or pro forma financial statements of the Company or any its Subsidiaries or any acquired entities (including, without limitation, AmeriPath) which are required by the 1933 Act to be disclosed in the Registration Statement, or the Time of Sale Prospectus or the Prospectus which are not so disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

          (vii) Financial Statements of AmeriPath. The financial statements of AmeriPath included or incorporated by reference in the Time of Sale Prospectus and the Prospectus, together with the related schedule and notes, present fairly (A) the financial position of AmeriPath and its subsidiaries on a consolidated basis at the dates indicated and (B) the statements of operations, stockholders’ equity and cash flows of AmeriPath and its subsidiaries on a consolidated basis for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules of AmeriPath, if any, included in the Time of Sale Prospectus and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information of AmeriPath included in the Time of Sale Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of AmeriPath included in the Time of Sale Prospectus and the Prospectus.

          (viii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Time of Sale Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change, in the business, financial condition, operations, cash flow or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) and (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those described or contemplated by the Time of Sale Prospectus or in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise.

          (ix) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (x) Good Standing of Subsidiaries. Each subsidiary of the Company (each a “Subsidiary” and collectively the “Subsidiaries”) has been duly organized and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or existence, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified as a foreign corporation or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, all of the outstanding capital stock or partnership interests of each Subsidiary have been duly authorized and validly issued or created, are fully paid and non-assessable and except as described in Schedule E are owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except for pledges of such capital stock and partnership interests that were granted under the Credit Agreement, dated May 31, 2007, among the Company, certain of the Subsidiaries of the Company, the lenders party thereto, and Bank of America N.A., as administrative agent (the “Credit Agreement”), the Bridge Credit Agreement, dated May 31, 2007, among the Company, certain of the Subsidiaries of the Company, the lenders party thereto, and Bank of America N.A. as administrative agent (the “Bridge Credit Agreement”), and the Amended and Restated Credit Agreement, dated as of April 20, 2004, among the Company, certain of the Subsidiaries of the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent (the “Amended and Restated Credit Agreement”); none of the outstanding shares of capital stock or partnership interests of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, by-laws or other charter documents of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. All of the Subsidiaries of the Company are listed on Schedule E attached hereto.

          (xi) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by, and will be a valid and biding agreement of, the Company and each of the Guarantors party thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xii) Qualification, Authorization and Description of the Indenture. The Indenture has been duly qualified under the Trust Indenture of 1939, as amended. The Base Indenture and each supplemental indenture thereto have all been duly authorized, executed and delivered by the Company and each of the Guarantors and constitute valid and binding agreements of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Tenth Supplemental Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors, will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xiii) Authorization of the Notes and the Guarantees. The Notes to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees of the Notes have been duly authorized by the Guarantors and, when executed and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xiv) Description of the Securities and the Indenture. The description of the Securities and the Indenture set forth in the Time of Sale Prospectus and the Prospectus are correct and complete in all material respects.

          (xv) Non-Guarantor Subsidiaries. Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, each Subsidiary that is a guarantor under the Credit Agreement, the Bridge Credit Agreement or the Amended and Restated Credit Agreement, is a Guarantor. All Subsidiaries that are not Guarantors (other than Quest Diagnostics Receivables Incorporated, AmeriPath Group Holdings, Inc., AmeriPath Holdings, Inc. and AmeriPath Intermediate Holdings, Inc.) did not collectively (a) own more than 10% of the Company’s consolidated assets at December 31, 2006 or (b) account for more than 6% of the Company’s consolidated revenues for the year ended December 31, 2006. Each of AmeriPath Group Holdings, Inc., AmeriPath Holdings, Inc. and AmeriPath Intermediate Holdings, Inc. is, and, until it becomes a Guarantor, will be, a holding company with its only assets being the equity interest in its immediate subsidiary and does not, and, until it becomes a Guarantor, will not, have any income from operations.

          (xvi) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, “Agreements and Instruments”) or has violated or is in violation of any of the laws, rules and regulations administered by the United States Centers for Medicare and Medicaid Services (“CMS”), the United States Food and Drug Administration (the “FDA”), the Substance Abuse and Mental Health Services Administration (the “SAMHSA”) and by the Drug Enforcement Administration (the “DEA”), or any other applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that have been disclosed or that would not singly or in the aggregate result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Indenture, the Securities and the Guarantees and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Guarantors in connection with the consummation of the transactions contemplated by this Agreement herein and in the Time of Sale Prospectus and the Prospectus (including the issuance and sale of the Securities and the Guarantees, the use of the proceeds from the sale of the Securities and the Guarantees as described in the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their respective obligations under this Agreement, the Indenture, the Securities and the Guarantees have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets, properties or operations.

          (xvii) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company and the Guarantors, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

          (xviii) Absence of Proceedings. Except as disclosed in the Time of Sale Prospectus and the Prospectus or in the documents incorporated by reference thereto, there is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any domestic or foreign court or governmental agency or body, affecting (i) the possession by any of them of any Governmental Authorization (as defined herein) currently held by any them, (ii) the accreditation of any of their respective laboratories with the College of American Pathologists (“CAP”), (iii) any of their qualification to perform services for and receive reimbursement from, Medicaid, Medicare, TRICARE or CHAMPUS (iv) any of their ability to conduct their clinical testing business in any state or (v) any of them in any other way, which in the case of any of the foregoing, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and the Subsidiaries considered as one enterprise or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or under the Indenture, the Securities or the Guarantees. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Time of Sale Prospectus and the Prospectus or in the documents incorporated by reference thereto, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect. All of the descriptions set forth in the Time of Sale Prospectus and the Prospectus or in the documents incorporated by reference thereto, of the legal and governmental proceedings by or before any court, governmental agency or body are true and accurate in all material respects.

          (xix) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Time of Sale Prospectus and the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xx) Possession of Intellectual Property. The Company and the Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

          (xxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required (i) for the performance by the Company or any of the Guarantors of their respective obligations hereunder, (ii) in connection with the offering, issuance or sale of the Securities and the Guarantees under this Agreement or the consummation of the transactions contemplated by this Agreement or (iii) for the due execution, delivery or performance by the Company or any of the Guarantors of this Agreement, the Indenture, the Securities, the Guarantees or any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Time of Sale Prospectus and the Prospectus (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”), except such as have been already obtained or as may be required under state securities laws and except such where the failure to obtain would not result in a Material Adverse Effect.

          (xxii) Possession of Licenses, Provider Agreements and Permits. The Company and the Subsidiaries possess all governmental permits, licenses, provider numbers and agreements, approvals, consents, certificates and other authorizations required (i) under the Medicare, Medicaid, TRICARE and CHAMPUS programs, (ii) under the Clinical Laboratories Improvement Act of 1967, as amended (the “CLIA”), (iii) by the SAMHSA and (iv) as otherwise necessary to conduct the business now operated by them respectively, issued by CMS, the FDA, the SAMHSA and each other appropriate federal, state, local or foreign regulatory agencies or bodies including, but not limited to, any foreign regulatory authorities performing functions similar to their respective functions (“Governmental Authorizations”) except where failure to obtain such Governmental Authorizations would not singly or in the aggregate, result in a Material

Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Authorizations are valid and in full force and effect, except when the invalidity of such Governmental Authorizations or the failure of such Governmental Authorizations to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Authorizations, nor are there, to the knowledge of the Company or any Guarantor, pending or threatened actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body including, but not limited to, CMS, the FDA, and the SAMHSA or otherwise that would reasonably be expected to limit, revoke, cancel, suspend or cause not to be renewed any Governmental Authorizations, in each case, which, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxiii) Licensing and Accreditation of Laboratories. All of the regional laboratories of the Company and the Subsidiaries are eligible for accreditation by CAP and are so accredited, and all of the laboratories of the Company and the Subsidiaries are in compliance, in all material respects, with the standards required by CLIA.

          (xxiv) Title to Property. The Company and the Subsidiaries have valid title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Time of Sale Prospectus and the Prospectus and reflected in the financial statements included therein; (b) are granted or created under the Credit Agreement, the Bridge Credit Agreement or the Amended and Restated Credit Agreement or (c) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Time of Sale Prospectus and the Prospectus, are in full force and effect. Except as described in the Time of Sale Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxv) Insurance. The Company and the Subsidiaries carry or are entitled to the benefits of insurance, including, without limitation, professional liability insurance, with financially sound and reputable insurers, in such amounts, containing such deductibles and covering such risks as is reasonable and prudent in the view of the Company.

          (xxvi) Environmental Laws. Except for such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, medical specimens, petroleum or petroleum products or nuclear or radioactive material (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and the Subsidiaries have all permits, licenses, authorizations and approvals currently required for their respective businesses under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of the Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to any Hazardous Materials or Environmental Laws.

          (xxvii) Registration Rights. Except as disclosed in the Time of Sale Prospectus and the Prospectus or the documents incorporated by reference therein, there are no holders of securities (debt or equity) of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company, who have the right to request the Company to register securities held by them under the 1933 Act.

          (xxviii) Compliance with Sarbanes-Oxley. There is and has been no failure on the part of the Company and its subsidiaries and their respective officers and directors to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”, which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

          (xxix) Accounting Controls. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxx) Investment Company Act. The Company and each of the Guarantors are not, and will not be as a result of the sale of the Securities and the Guarantees pursuant to this Agreement, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          (xxxi) Similar Offering. Neither the Company nor any of its affiliates or any person acting on its or any of their behalf (other than the Underwriters, as to whom the Company makes no representation or warranty), as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

          (xxxii) Reporting Company. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

          (xxxiii) Related Party Transactions. All transactions required to be disclosed under Item 404 of Regulation S-K under the 1933 Act have been disclosed in the Time of Sale Prospectus and the Prospectus or the Company’s filings with the Commission under the 1934 Act.

          (b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries, as the case may be, delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or any of the Subsidiaries to each Underwriter as to the matters covered thereby.

          SECTION 2. Sale and Delivery to Underwriters; Closing.

          (a) Securities and Guarantees . On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the prices set forth in Schedule C, the aggregate principal amount of Securities (including the Guarantees) set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Securities (including the Guarantees) which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

          (b) Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

          (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives, the Company and the Guarantors at 9:00 A.M. (New York Time) on June 22, 2007 (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Guarantors (such time and date of payment and delivery being herein called the “Closing Time”).

          Payment shall be made to the Company and the Guarantors by wire transfer of immediately available funds to bank accounts designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities and the Guarantees to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities and the Guarantees which it has agreed to purchase. Morgan Stanley, Banc of America and Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities and the Guarantees to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d) Denominations; Registration. Certificates for the Securities (including the Guarantees), shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement. The certificates for the Securities (including the Guarantees) will be made available for examination by the Representatives in The City of New York not later than 9:00 A.M. (New York Time) on the business day prior to the Closing Time.

          SECTION 3. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant with each Underwriter as follows:

          (a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company and the Guarantors, as promptly as possible, will deliver to each Underwriter, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and will deliver to each Underwriter during the period mentioned in Section 3(e) or 3(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any amendments and supplements thereto and any documents incorporated therein by reference as such Underwriter may reasonably request.

          (b) Amendments and Supplements. The Company and the Guarantors will, before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, furnish to you a copy of each such proposed amendment or supplement and not file any such proposed amendment or supplement to which you reasonably object and file with the

Commission within the applicable period specified in Rule 424(b) under the 1933 Act any prospectus required to be filed pursuant to such Rule.

          (c) Free Writing Prospectus. The Company and the Guarantors will furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company or any Guarantor and not to use or refer to any proposed free writing prospectus to which you reasonably object.

          (d) Free Writing Prospectus (Underwriter). The Company and the Guarantors will not take any action that would result in an Underwriter or the Company or any Guarantor being required to file with the Commission pursuant to Rule 433(d) under the 1933 Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (e) Amend or Supplement Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters or counsel to the Company, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company and the Guarantors will forthwith prepare, file with the Commission and furnish, at their own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

          (f) Amend or Supplement Prospectus. If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters or counsel to the Company the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the 1933 Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the 1933 Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters or counsel to the Company, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company and the Guarantors will forthwith prepare, file with the Commission and furnish, at their own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the 1933 Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

          (g) Blue Sky Qualifications. The Company and the Guarantors will use their reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that (i) the Company and the Guarantors shall in no event be required to continue in effect any such qualification for a period of more than 180 days after the Closing Time, (ii) the Company and the Guarantors will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which they are not so qualified and (iii) the Company will not be required to subject itself to taxation (other than any nominal amount) in any jurisdiction if not otherwise so subject.

          (h) Rule 158. The Company and the Guarantors will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (i) Use of Proceeds. The Company and the Guarantors will use the net proceeds received by them from the sale of the Securities and the Guarantees in the manner specified in the Time of Sale Prospectus and the Prospectus under “Use of Proceeds”.

          (j) Restriction on Sale of Securities. Except as otherwise contemplated in the Time of Sale Prospectus and the Prospectus, during the period commencing on the date hereof and ending at the Closing Time, the Company and the Guarantors will not, without the prior written consent of the Underwriters, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any debt securities or guarantees of debt securities of the Company or any Guarantor or any securities convertible into or exercisable or exchangeable for any debt securities or guarantees of debt securities of the Company or any Guarantor or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any debt securities or guarantees of debt securities of the Company or any Guarantor, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any debt securities or guarantees of debt securities of the Company or any Guarantor or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities and the Guarantees to be sold hereunder.

          (k) Final Term Sheet. The Company and the Guarantors will prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by the Representatives, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the 1933 Act following the date the final terms have been established for the offering of the Securities.

          (l) Reporting Requirements. The Company, during the period when the Time of Sale Prospectus or the Prospectus is required to be delivered will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (m) DTC Clearance. The Company and the Guarantors will use all reasonable efforts in cooperation with the Underwriters to permit the Securities and the Guarantees to be eligible for clearance and settlement through The Depository Trust Company.

          SECTION 4. Payment of Expenses.

          (a) Expenses. The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, filing and printing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456(b)(1), if applicable), and the delivery to the Underwriters of copies of each, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the DTC Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Guarantees to the Underwriters, (iv) the fees and disbursements of the Company’s and the Guarantors’ counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities and the Guarantees, if any, (viii) any fees payable in connection with the rating of the Securities and (ix) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto.

          (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 10(a)(i), 10(a)(ii) or Section 12 hereof, the Company and the Guarantors, jointly and severally, shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in Section 1(a) hereof or in certificates of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder and to the following further conditions:

          (a) Opinion of Counsel for the Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit A hereto.

          (b) Opinion of Assistant General Counsel of the Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Leo C. Farrenkopf, Vice President and Assistant General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit B hereto.

          (c) Opinion of Counsel for the Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

          (d) Officers’ Certificate. At the Closing Time, (i) the Prospectus, as it may then be amended or supplemented, including the documents incorporated by reference therein, shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Time of Sale Prospectus, any material adverse change in the business, financial condition, operations, cash flow or business prospects of the Company and of the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the Company and the Guarantors shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time; and (iv) the representations and warranties of the Company and the Guarantors in Section 1(a) shall be accurate and true and correct as though expressly made at and as of the Closing Time. The Representatives shall have received a certificate of Robert A. Hageman, Senior Vice President and Chief Financial Officer of the Company and Leo C. Farrenkopf, Vice President and Assistant General Counsel of the Company, dated as of Closing Time, to such effect.

          (e) Prospectus, Final Term Sheet and Free Writing Prospectus. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act; the final term sheet substantially in the form of Schedule C hereto, and any material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any issuer free writing prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

          (f) PwC’s Comfort Letters and Consent. At each of the time of the execution of this Agreement and the Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP letters with respect to the Company dated the date hereof or the Closing Time, as the case may be, in form and substance satisfactory to the Representatives or to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial information of the Company contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered at the Closing Time shall use a “cut-off date” no more than three business days prior to the Closing Time.

          (g) E&Y’s Comfort Letters and Consent. At each of the time of the execution of this Agreement and the Closing Time, the Representatives shall have received from Ernst & Young LLP letters with respect to AmeriPath dated the date hereof or the Closing Time, as the case may be, in form and substance satisfactory to the Representatives or to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial information of AmeriPath contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered at the Closing Time shall use a “cut-off date” no more than three business days prior to the Closing Time.

          (h) Maintenance of Rating. At Closing Time, the Securities (including the Guarantees) shall be rated at investment grade by Moody’s and S&P, and the Company and the Guarantors shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities and the Guarantees have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities and the Guarantees or any of the Company’s and the Guarantors’ other debt securities or debt instruments by any “nationally recognized statistical rating agency”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities and the Guarantees or any of the Company’s and the Guarantors’ other debt securities or debt instruments.

          (i) Supplemental Indenture. At or prior to the Closing Time, the Company and the Trustee shall have executed and delivered the Supplemental Indenture.

          (j) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require (including any consents under any agreements to which the Company is a party) for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

          SECTION 6. Covenants of the Underwriters. Each Underwriter severally covenants with the Company and the Guarantors not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

          SECTION 7. Indemnification.

          (a) Indemnification of the Underwriters. The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the 1933 Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the 1933 Act or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, (and other than with respect to the Registration Statement, in light of the circumstances in which they were made) not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by any Underwriter through the Representatives expressly for use therein.

          (b) Indemnification of Company and Guarantors, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, the Guarantors, their directors and officers, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Guarantors by such Underwriter through the Representatives expressly for use therein.

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to such indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to such indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for the indemnified party’s reasonable fees and expenses of counsel in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (A) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (B) provides written notice to the indemnified party disputing the unpaid balance in good faith and substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement, subject to provision of notice by the indemnified party in accordance with (i) and (ii) above.

          SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Securities and the Guarantees pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities and the Guarantees pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities and the Guarantees pursuant to this

Agreement (before deducting expenses) received by the Company and the Guarantors and the total discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial offering prices of the Securities (including the Guarantees) as set forth on such cover of the Prospectus.

          The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the Guarantees) sold by it exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 8, (a) each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and (b) each director of the Company and each Guarantor, and each person, if any, who controls the Company and each Guarantor, as the case may be, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each Guarantor. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities (including the Guarantees) set forth opposite their respective names in Schedule A hereto and not joint.

          SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any

Underwriter or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of the Securities (including the Guarantees) to the Underwriters.

          SECTION 10. Termination of Agreement.

          (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Time of Sale Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred a downgrading in the rating of the Company’s debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company debt securities or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities and the Guarantees or to enforce contracts for the sale of the Securities and the Guarantees, or (iv) if trading in any securities of the Company has been suspended or limited by the Commission or the NASDAQ National Market System, or if trading generally on the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

          SECTION 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities (including the Guarantees) which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (A) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities (including the Guarantees) to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Underwriters, or

          (B) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities (including the Guarantees) to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

          No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either (i) the Representatives or (ii) the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriters” includes any person substituted for an Underwriters under this Section 11.

          SECTION 12. Default by the Company and the Guarantors. If the Company and the Guarantors shall fail at Closing Time to sell the number of Securities (including the Guarantees) that they are obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 7, 8 and 9 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company or the Guarantors from liability, if any, in respect of such default.

          SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attention of Investment Banking Division, with a copy to Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, attention of Stuart H. Gelfond, Esq.; and notices to the Company shall be directed to it at 1290 Wall Street West, Lyndhurst, New Jersey 07071, attention of General Counsel and Corporate Secretary, with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, attention of Stephen T. Giove, Esq.

          SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities and Guarantees from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

          SECTION 15. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. SPECIFIED TIMES OF DAY HEREIN REFER TO NEW YORK CITY TIME.

          SECTION 16. Effect of Headings. The Article, Section and subsection headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 17. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Underwriters, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Underwriters have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Underwriters with respect to any breach or alleged breach of fiduciary duty.

          SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantors in accordance with its terms.

Very Truly Yours,

QUEST DIAGNOSTICS INCORPORATED

By:	/s/	Surya N. Mohapatra
	Name:	Surya N. Mohapatra, Ph. D.
	Title:	Chairman of the Board, President and Chief
Executive Officer

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTIC REFERENCE SERVICES INC.
PATHOLOGY BUILDING PARTNERSHIP
UNILAB CORPORATION
FNA CLINICS OF AMERICA, INC.
LABONE, INC
EXAMONE WORLD WIDE, INC.
EXAMONE WORLD WIDE OF NJ, INC.
CENTRAL PLAINS HOLDINGS, INC.
CENTRAL PLAINS LABORATORIES, LLC
LABONE OF OHIO, INC.
OSBORN GROUP INC.
SYSTEMATIC BUSINESS SERVICES, INC.

By:	/s/	Surya N. Mohapatra
	Name:	Surya N. Mohapatra, Ph. D.
	Title:	Chief Executive Officer

NICHOLS INSTITUTE DIAGNOSTICS

By:	/s/	Leo C. Farrenkopf
	Name:	Leo C. Farrenkopf, Jr.
	Title:	Secretary

FOCUS TECHNOLOGIES HOLDING COMPANY FOCUS DIAGNOSTICS, INC.

By:	/s/	Leo C. Farrenkopf
	Name:	Leo C. Farrenkopf, Jr.
	Title:	Secretary

AMERIPATH, INC.
AMERIPATH CONSOLIDATED LABS, INC.
AMERIPATH FLORIDA, LLC
AMERIPATH HOSPITAL SERVICES FLORIDA, LLC
AMERIPATH INDIANA, LLC
AMERIPATH KENTUCKY, INC.
AMERIPATH MARKETING USA, INC.
AMERIPATH MICHIGAN, INC.
AMERIPATH MISSISSIPPI. INC.
AMERIPATH NEW YORK, LLC
AMERIPATH NORTH CAROLINA, INC.
AMERIPATH OHIO, INC.
AMERIPATH PENNSYLVANIA, LLC
AMERIPATH PHILADELPHIA, INC.
AMERIPATH SC, INC.
AMERIPATH TEXAS, LP.
AMERIPATH YOUNGSTOWN LABS, INC.
AMERIPATH WISCONSIN, LLC
AMERIPATH, LLC
API NO. 2, LLC
ANATOMIC PATHOLOGY SERVICES, INC.
ARIZONA PATHOLOGY GROUP, INC.
DERMATOPATHOLOGY SERVICES, INC.
DIAGNOSTIC PATHOLOGY MANAGEMENT SERVICES, LLC
KAILASH B. SHARMA, M.D., INC.
OCMULGEE MEDICAL PATHOLOGY ASSOCIATION INC.
O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC
PCA OF DENVER, INC.
PCA OF NASHVILLE, INC.
PETER G. KLACSMANN M.D., INC.
REGIONAL PATHOLOGY CONSULTANTS, LLC
ROCKY MOUNTAIN PATHOLOGY, LLC
SHARON G. DASPIT, M.D., INC.
SHOALS PATHOLOGY ASSOCIATES, INC.
SPECIALTY LABORATORIES, INC.
STRIGEN, INC.
TID ACQUISITION CORP.

By:	/s/	Leo C. Farrenkopf
	Name:	Leo C. Farrenkopf, Jr.
	Title:	Secretary

ENTERIX INC.
HEMOCUE, INC.

By:	/s/	Paul Rust
	Name:	Paul Rust
	Title:	President

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED QUEST DIAGNOSTICS FINANCE INCORPORATED

By:	/s/	Stephen A. Calamari
	Name:	Stephen A. Calamari
	Title:	Treasurer

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED
By: MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Yurij Slyz
Authorized Signatory

For itself and the other Underwriters
named in Schedule A hereto.

SCHEDULE A – UNDERWRITERS

Name of Underwriter	Principal Amount	Principal Amount
	of 6.40% Senior Notes	of 6.95% Senior Notes
	Due 2017 To Be	Due 2037 To Be
	Purchased	Purchased

Morgan Stanley & Co. Incorporated	$131,250,000	$148,750,000
Banc of America Securities LLC	$93,750,000	$106,250,000
Merrill Lynch, Pierce, Fenner & Smith	$93,750,000	$106,250,000
Incorporated
Barclays Capital Inc.	$18,750,000	$21,250,000
J.P. Morgan Securities Inc.	$18,750,000	$21,250,000
Wachovia Capital Markets, LLC	$18,750,000	$21,250,000
Total:	$375,000,000	$425,000,000

SCHEDULE B – TIME OF SALE PROSPECTUS

1.	Prospectus dated June 19, 2007 relating to the Shelf Securities

2.	Preliminary prospectus supplement dated June 19, 2007 relating to the Securities

3.	Final Term Sheet for the Securities

SCHEDULE C – FINAL TERM SHEET

SCHEDULE D – GUARANTORS

Guarantor	Ownership	Place of Incorporation or
Formation
Ameripath, Inc.	Quest Diagnostics Incorporated	Delaware
(DE)
Quest Diagnostics Holdings	Quest Diagnostics Incorporated	Delaware
Incorporated	(DE)
Quest Diagnostics Clinical	Quest Diagnostics Holdings	Delaware
Laboratories, Inc.	Incorporated
Quest Diagnostics Incorporated	AML Inc.	Nevada
(NV)
Quest Diagnostics Incorporated	Quest Diagnostics Incorporated	Maryland
(MD)	(DE)
Quest Diagnostics LLC (IL)	Quest Diagnostics Incorporated	Illinois
(DE)
Quest Diagnostics LLC (CT)	Quest Diagnostics Incorporated	Connecticut
(DE)
Quest Diagnostics LLC (MA)	Quest Diagnostics Incorporated	Massachusetts
(DE)
Quest Diagnostics Incorporated	Quest Diagnostics Incorporated	Michigan
(MI)	(DE)
Quest Diagnostics of	Quest Diagnostics Incorporated	Delaware
Pennsylvania, Inc.	(DE)
AML Inc.	American Medical Laboratories	Delaware
Incorporated
American Medical Laboratories	Quest Diagnostics Incorporated	Delaware
Incorporated	(DE)
APL Properties Limited Liability	Quest Diagnostics Incorporated	Nevada
Company	(NV)
Central Plains Holdings, Inc.	LabOne, Inc. (MO)	Kansas
Central Plains Laboratories, LLC	Central Plains Holdings, Inc.	Kansas
(KS)
Enterix Inc.	Quest Diagnostics Incorporated	Delaware
(DE)
Examone World Wide, Inc.	LabOne, Inc. (MO)	Pennsylvania
Examone World Wide of NJ, Inc.	Examone World Wide, Inc.	New Jersey
(PA)
FNA Clinics of America, Inc.	Unilab Corporation (DE)	Delaware
Focus Diagnostics, Inc.	Focus Technologies Holding	Delaware
Company (DE)
Focus Technologies Holdings	Quest Diagnostics Incorporated	Delaware
Company	(DE)
LabOne, Inc.	Quest Diagnostics Incorporated	Missouri
(DE)
Labone of Ohio, Inc.	LabOne, Inc. (MO)	Delaware

MetWest Inc.	DPD Holdings, Inc. (DE)	Delaware
Nichols Institute Diagnostics	Quest Diagnostics Incorporated	California
(DE)
Osborn Group Inc.	LabOne, Inc. (MO)	Delaware
Quest Diagnostics Nichols	AML Inc.	Virginia
Institute, Inc.
Quest Diagnostics Nichols	Quest Diagnostics Incorporated	California
Institute	(DE)
DPD Holdings, Inc.	Quest Diagnostics Incorporated	Delaware
(DE)
Diagnostics Reference Services	Quest Diagnostics Incorporated	Maryland
Inc.	(MD)
Systematic Business Services,	LabOne, Inc. (MO)	Missouri
Inc.
Pathology Building Partnership	Diagnostic Reference Services	Maryland
Inc. (MD) - 50%; Quest
Diagnostics Incorporated (MD)
– 50%
Hemocue, Inc	Quest Diagnostics Incorporated	California
(DE)
AmeriPath Florida LLC	AmeriPath, Inc. (DE)	Delaware
AmeriPath Hospital Services	AmeriPath, Inc. (DE)	Delaware
Florida LLC
AmeriPath New York, LLC	AmeriPath, Inc. (DE)	Delaware
AmeriPath Ohio, LLC	AmeriPath, Inc. (DE)	Delaware
AmeriPath Texas, L.P	AmeriPath, LLC (DE)	Delaware
AmeriPath, LLC	AmeriPath, Inc. (DE)	Delaware
API No. 2, LLC	AmeriPath, Inc. (DE)	Delaware
TID Acquisition Corp.	AmeriPath, Inc. (DE)	Delaware
Unilab Corporation	Quest Diagnostics Incorporated	Delaware
(DE)
Specialty Laboratories, Inc.	AmeriPath, Inc. (DE)	California
AmeriPath Consolidated Labs,	AmeriPath, Inc. (DE)	Florida
Inc.
AmeriPath Marketing USA, Inc.	AmeriPath, Inc. (DE)	Florida
AmeriPath Indiana, LLC	AmeriPath, Inc. (DE)	Indiana
AmeriPath Kentucky, Inc.	AmeriPath, Inc. (DE)	Kentucky
AmeriPath Michigan, Inc.	AmeriPath, Inc. (DE)	Michigan
AmeriPath Mississippi, Inc.	AmeriPath, Inc. (DE)	Mississippi
AmeriPath North Carolina, Inc.	AmeriPath, Inc. (DE)	North Carolina
AmeriPath Pennsylvania, LLC	AmeriPath, Inc. (DE)	Pennsylvania
AmeriPath Philadelphia, Inc.	AmeriPath, Inc. (DE)	New Jersey
AmeriPath SC, Inc.	AmeriPath, Inc. (DE)	South Carolina
AmeriPath Wisconsin, LLC.	AmeriPath, Inc. (DE)	Wisconsin
AmeriPath Youngstown Labs, Inc.	AmeriPath, Inc. (DE)	Ohio

Anatomic Pathology Services,	AmeriPath, Inc. (DE)	Oklahoma
Inc.
Arizona Pathology Group, Inc.	Strigen, Inc. (UT)	Arizona
Dermatopathology Services, Inc.	AmeriPath, Inc. (DE)	Alabama
Shoals Pathology Associates,	AmeriPath, Inc. (DE)	Alabama
Inc.
Diagnostic Pathology	AmeriPath, Inc. (DE)	Oklahoma
Management Services, LLC
Kailash B. Sharma, M.D., Inc	AmeriPath, Inc. (DE)	Georgia
Sharon G Daspit, M.D., Inc	AmeriPath, Inc. (DE)	Georgia
Peter G. Klacsmann, M.D., Inc	AmeriPath, Inc. (DE)	Georgia
Ocmulgee Medical Pathology	AmeriPath, Inc. (DE)	Georgia
Association
O’Quinn Medical Pathology	AmeriPath, Inc. (DE)	Georgia
Association, LLC
PCA of Denver, Inc.	AmeriPath, Inc. (DE)	Tennessee
PCA of Nashville, Inc.	AmeriPath, Inc. (DE)	Tennessee
Regional Pathology Consultants,	Strigen, Inc. (UT)	Utah
LLC
Rocky Mountain Pathology, LLC	Strigen, Inc. (UT)	Utah
Strigen, Inc.	AmeriPath, Inc. (DE)	Utah

Guarantor	Ownership	Place of Incorporation or
Formation
Quest Diagnostics	Quest Diagnostics Incorporated	Delaware
Investments Incorporated	(DE)
Quest Diagnostics Finance	Quest Diagnostics Investments	Delaware
Incorporated	Incorporated (DE)
Unilab Corporation	Quest Diagnostics Incorporated	Delaware
(DE)

SCHEDULE E – SUBSIDIARIES1

100% AmeriPath Group Holdings, Inc. (DE)
100% AmeriPath Holdings, Inc. (DE)
100% AmeriPath Intermediate Holdings, Inc. (DE)
100% AmeriPath, Inc. (DE)
100% A. Bernard Ackerman, M.D. Dermatopathology, P.C. (NY)
100% AmeriPath Cincinnati, Inc. (OH)
100% AmeriPath Cleveland, Inc. (OH)
100% AmeriPath Consolidated Labs, Inc. (FL)
100% AmeriPath Consulting Pathology Services, P.A. (NC)
100% AmeriPath 5.01(a) Corporation (TX)
100% AmeriPath Florida, LLC (DE)
100% AmeriPath Hospital Services Florida, LLC (DE)
100% AmeriPath Indemnity, Ltd. (Cayman Islands)
100% AmeriPath Indiana, LLC (IN)
100% AmeriPath Indianapolis, P.C. (IN)
100% AmeriPath Institute of Urological Pathology, P.C. (f/k/a J.J.
Humes M.D. and Assoc.)(MI)
100% AmeriPath Kentucky, Inc. (KY)
100% AmeriPath Lubbock 5.01(a) Corporation (TX)
100% AmeriPath Lubbock Outpatient 5.01(a) Corporation (f/k/a
Simpson Pathology 5.01(a) Corporation)(TX)
100% AmeriPath Marketing USA, Inc. (FL)
100% AmeriPath Michigan, Inc. (MI)
100% AmeriPath Milawaukee, S.C. (WI)
100% AmeriPath Mississippi, Inc. (MS)
100% AmeriPath New York, LLC (DE)
100% AmeriPath North Carolina, Inc. (NC)
100% AmeriPath Ohio, Inc. (DE)
               100% AmeriPath Youngstown Labs, Inc. (OH)
100% AmeriPath PAT 5.01(a) Corporation
100% AmeriPath Pennsylvania, LLC (PA)
100% AmeriPath Philadelphia, Inc. (NJ)
100% AmeriPath Pittsburgh, P.C. (PA)
100% AmeriPath San Antonio 5.01(a) Corporation (TX)
100% AmeriPath SC, Inc. (SC)
100% AmeriPath Severance 5.01(a) Corporation (TX)
100% AmeriPath Texarkana 5.01(a) Corporation (TX)
100% AmeriPath Wisconsin, LLC (WI)
100% AmeriPath Youngstown, Inc. (OH)
100% AmeriPath, LLC (DE)
               1% AmeriPath Texas, LP (DE) (general partner)
100% Anatomic Pathology Services, Inc. (OK)
100% API No. 2, LLC (DE)
               99% AmeriPath Texas, LP (DE) (limited partner)
100% Arlington Pathology Association 5.01(a) Corporation (TX)
100% Colorado Pathology Consultants, P.C. (CO)
               100% Colorado Diagnostics LLC Laboratory (CO)
100% Consulting Pathologists of Pennsylvania, P.C. (PA)
100% Dermatopathology of Wisconsin, S.C. (WI)
100% Dermatopathology Services, Inc. (AL)
100% DFW 5.01(a) Corporation (TX)

____________________________
1 Certain joint ventures and partnerships are included that may not meet the definition of Subsidiary.

100% Diagnostic Pathology Management Services, LLC (OK)
100% Diagnostic Pathology Services, P.C. (OK)
100% Institute for Dermatopathology, P.C. (PA)
100% Jill A. Cohen, M.D., Inc. (AZ)
100% Kailash B. Sharma, M.D., Inc. (GA)
               33.333% Nuclear Medicine and Pathology Associates (GA)
100% Kilpatrick Pathology, P.A. (NC)
100% NAPA 5.01(a) Corporation (TX)
100% Ocmulgee Medical Pathology Association, LLC (GA)
100% O’Quinn Medical Pathology Association, LLC (GA)
100% PCA of Denver, Inc. (TN)
100% PCA of Nashville, Inc. (TN)
100% PCA Southeast II, Inc. (TN)
100% Peter G. Klacsmann, M.D., Inc. (GA)
               33.333% Nuclear Medicine and Pathology Associates (GA)
100% Rose Pathology Associates, P.C. (CO)
100% Sharon G. Daspit, M.D., Inc. (GA)
               33.333% Nuclear Medicine and Pathology Associates (GA)
100% Shoals Pathology Associates, Inc. (AL)
100% Southwest Diagnostic Laboratories, P.C. (CO)
100% Specialty Laboratories, Inc. (CA)
100% St. Luke’s Pathology Associates, P.A. (KS)
100% Strigen, Inc. (UT)
               100% Arizona Pathology Group, Inc. (AZ)
               100% Regional Pathology Consultants, LLC (UT)
               100% Rocky Mountain Pathology, LLC (UT)
100% TID Acquisition Corp. (DE)
100% Tulsa Diagnostics, P.C. (OK)
100% TXAR 5.01(a) Corporation (TX)

100% Quest Diagnostics Holdings Incorporated (f/k/a SBCL, Inc.) (DE)
100% Quest Diagnostics Clinical Laboratories, Inc. (f/k/a SmithKline Beecham Clinical Laboratories, Inc.) (DE)
(33-1/3%) Compunet Clinical Laboratories (OH) (44%) Mid America Clinical Laboratories (IN) (51%) Diagnostic Laboratory of Oklahoma LLC (OK)

100% Quest Diagnostics Nichols Institute (f/k/a Quest Diagnostics Incorporated) (CA)

100% Quest Diagnostics Incorporated (MD)
100% Diagnostics Reference Services Inc. (MD)
100% Pathology Building Partnership (MD) (gen. ptnrshp.)

100% Quest Diagnostics Incorporated (MI)

100% Quest Diagnostics Investments Incorporated (DE)
100% Quest Diagnostics Finance Incorporated (DE)

100% Quest Diagnostics LLC (IL)

100% Quest Diagnostics LLC (MA) 100% Quest Diagnostics LLC (CT)

100% Unilab Corporation (DE)
100% FNA Clinics of America, Inc. (f/k/a Unilab Acquisition Corporation) (DE)

100% Quest Diagnostics of Pennsylvania Inc. (DE)
51% Quest Diagnostics Venture LLC (PA)
53.5% Associated Clinical Laboratories (PA) (gen. ptnrshp.)
100% North Coast General Services, Inc. (PA)

100% Quest Diagnostics of Puerto Rico, Inc.

100% Quest Diagnostics Receivables Inc. (DE)

100% Quest Diagnostics Ventures LLC (DE)

100% DPD Holdings, Inc. (DE)
100% MetWest Inc. (DE)
100% Diagnostics Path Lab, Inc. (TX)
100% Quest Diagnostics Provider Network, LLC (CO)
49% Sonora Quest Laboratories LLC (AZ)

100% American Medical Laboratories, Incorporated (DE)
100% AML Inc. (DE)
100% Quest Diagnostics Nichols Institute, Inc. (f/k/a Medical Laboratories Corporation) (VA)
100% Quest Diagnostics Incorporated (NV)
100% APL Properties Limited Liability Company (NV)

100% Enterix Inc. (DE)
100% Enterix (Australia) Pty Limited (Australia)
100% Enterix Pty Limited (Australia)
100% Enterix UK Limited (UK)

100% Focus Technologies Holding Company (DE)
100% Focus Diagnostics, Inc. (DE)

100% HemoCue, Inc. (CA)
100% QDI Acquisition AB (Sweden)
100% POCT Holding AB (Sweden)
100% HemoCue Holding AB (Sweden)
100% HemoCue AB (Sweden)
100% HemoCue Oy (Finland)
100% HemoCue GmbH (Germany)
99.7% HemoCue AG (Switzerland)
100% Biotest Medizintechnik GmbH (Germany)
100% HemoCue Diagnostics B.V. (The Netherlands)

100% HC Diagnostics, Limited (UK)

100% Lab Portal, Inc. (DE)

100% LabOne, Inc. (MO)
100% ExamOne World Wide, Inc. (PA)
100% ExamOne World Wide of NJ, Inc. (NJ)
100% Systematic Business Services, Inc. (MO)
100% Scan Tech Solutions, LLC (MO)
100% LabOne, L.L.C. (KS)
100% Central Plains Holdings, Inc. (KS)
100% Central Plains Laboratories, LLC (KS)
100% Lab One Canada, Inc. (Ontario)
100% ExamOne Canada, Inc. (Ontario)
100% Rapid-Med Plus Franchise Corporation (Ontario)
100% LabOne of Ohio, Inc. (DE)
100% Osborn Group Inc. (DE)
100% Intellisys, Inc. (GA)

100% Lifepoint Medical Corporation (DE)
100% C&S Clinical Laboratory, Inc. (NJ) (dba Clinical Diagnostic Services)

100% MedPlus, Inc. (OH)
100% Worktiviti, Inc. (fka Universal Document Management Systems, Inc.) (OH)
100% Valcor Associates Inc. (PA)

100% Nichols Institute Diagnostics (CA)

100% Nichols Institute Diagnostics Limited (UK)

100% Nichols Institute Diagnostics Trading AG (Switzerland)

100% Nichols Institute Diagnostika GmbH (Germany)
100% Nichols Institute Diagnostika GmbH (Austria)

100% Nichols Institute International Holding B.V. (Netherlands)
100% Nichols Institute Diagnostics B.V. (Netherlands)
100% Nichols Institute Diagnostics SARL (France)

100% Nomad Massachusetts, Inc. (MA)
100% Quest Diagnostics Mexico, S.A. de C.V. (f/k/a Laboratorios Clinicos de Mexico, S.A. de C.V. (Mexico)
100% Laboratorio de ANalisis Biomedicos, S.A. (Mexico)

100% Quest Diagnostics do Brasil Ltda. (Brazil)

100% Quest Diagnostics India Private Limited (India)

100% Quest Diagnostics Limited (UK)
100% The Pathology Partnership plc (UK)

19.9% Clinical Genomics Pty Ltd. (Australia)